INVESTOR PRESENTATION Q2 2022

2 Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: • the U.S. and global economies, and consumer and corporate customers, including economic activity, market liquidity, employment levels and labor shortages, including the effects of inflation, a potential recession or slowed economic growth caused by the increasing political instability from acts of war including Russia’s invasion of Ukraine, as well as increasing oil prices and supply chain disruptions ; • the credit risks of lending activities, including changes in the interest rate environment and trend of loan delinquencies and write-offs. In addition, changes in our allowance for credit losses ("ACL") on loans and provision for credit losses on loans may be effected by deterioration in economic conditions, which may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our ACL on loans no longer being adequate to cover actual losses, and require us to increase our ACL on loans; • changes in economic conditions either nationally or in our market areas; • changes in the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; the transition away from LIBOR toward new interest rate benchmarks; • the risks related to acquiring assets in or entering markets in which we have not previously operated and may not be familiar; • fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; • results of examinations of us by the bank regulators, including the possibility that any such regulatory authority may, among other things, initiate an enforcement action against the Company or our bank subsidiary which could require us to increase our ACL on loans, write-down assets, change our regulatory capital position, affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements on us, any of which could affect our ability to continue our growth through mergers, acquisitions or similar transactions and adversely affect our liquidity and earnings; • our ability to control operating costs and expenses; • the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; • disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; • our ability to retain key members of our senior management team; • costs and effects of litigation, including settlements and judgments; • our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames or at all, and any goodwill charges related thereto and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, which might be greater than expected; • increased competitive pressures among financial service companies; • adverse changes in the securities markets; • inability of key third-party providers to perform their obligations to us; • changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the FASB, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods and as a result of the CARES Act and the CA Act; and • other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services, including from the CARES Act, CA Act, the COVID-19 pandemic, the possibility of a new COVID-19 variant, vaccination efforts and the other risks detailed from time to time in our filings with the SEC including our Annual Form 10-K and Quarterly Form 10-Qs. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for future periods to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating results and stock price performance. All dollars throughout the entire presentation are in thousands unless otherwise noted, except share amounts. FORWARD LOOKING STATEMENTS

COMPANY OVERVIEW

4 OVERVIEW Overview NASDAQ symbol HFWA Stock price $25.94 Market capitalization $910.6 million Institutional ownership 80.1% Headquarters Olympia, WA # of branches 49 Year established 1927 Q2 2022 Financial Highlights Assets $7.32 billion Deposits $6.33 billion Loans receivable $3.87 billion Net income (GAAP) $18.6 million Pre-tax, pre-provision income (non-GAAP) $21.4 million Net interest margin 3.04% Efficiency ratio 62.57% Tier 1 leverage ratio 8.9% Total risk based capital ratio 14.4% – Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. – Market information as of July 6, 2022. – Refer to Appendix for calculation of non-GAAP financial measure. – Eugene, OR branch anticipated to open In August 2022. HFWA Branch Seattle-Tacoma-Bellevue MSA Portland-Vancouver-Hillsboro MSA Tacoma

Heritage Financial CORPORATION

COMPANY STRATEGY

Strategy	Highlights
Allocate capital to organically grow our core banking business	• Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions, including improvement in the overhead ratio to 1.94% during Q2 2022 compared to 2.06% for the same quarter in 2021 • Closed/Consolidated 35 branches since the beginning of 2010, including 12 branches in 2021
Generate stable profitability and risk adjusted returns	• 1.01% return on average assets and 9.19% return on average equity in Q2 2022, annualized • Five-year growth in tangible book value, excluding AOCI (non-GAAP) of $5.14, or 41.3%, to $17.59 at June 30, 2022 from $12.45 at June 30, 2017
Active and disciplined in M&A	• Be the "acquirer of choice" in the Pacific Northwest • Most acquisitive bank in Oregon and Washington since 2013 with 5 acquisitions • Target Metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Nonaccrual loans decreased 55.9% since December 31, 2021 to 0.14% of total assets
Focus on core deposits is key to franchise value over the long term	• 36.7% noninterest demand deposits to total deposits • Noninterest demand deposit CAGR of 22% since 2017 • 0.09% cost of total deposits; top 25% performance among US publicly traded banks
Proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • Repurchases totaled $2.5 million, or 100,090 shares, of common stock YTD 2022. Repurchases in 2021 totaled $22.1 million, or 904,972 shares of common stock, and represented approximately 2.5% of common stock outstanding at December 31, 2020 • Strong capital ratios: Tier 1 leverage ratio = 8.9%; Total risk based capital ratio = 14.4%

- Refer to Appendix for calculation of non-GAAP financial measure.
- Comparable cost of total deposits information provided by S&P Global Market Intelligence for the first quarter of 2022 and includes banks nationwide with shares on NASDAQ or NYSE and total assets less than $100 billion; excluding pending merger targets.
- Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports.

5

Heritage Financial CORPORATION

TECHNOLOGY INVESTMENT

Objective: Invest in technologies that enable ***Community Banking @ Scale***

HeritageONE Technology convergence & omni-channel experiences	• Cutting-edge, proprietary ecosystem for integrating processes and technologies to create highly converged, omni-channel customer experiences • Designed to minimize the cost of internal solution development and accelerate the Bank's ability to integrate with best of breed vendor solutions • Investment in JAM FINTOP Blockchain fund, providing access to early-stage innovations in blockchain-based solutions; exploring opportunities to make blockchain enabled services native to the HeritageONE ecosystem
2022-2024 Roadmap Integration and process efficiency	• Continued investment in HeritageONE based solutions, expanding the capabilities of existing tools and adding several new tools to drive efficiency and unify customer-experiences • Enhance digital account opening capabilities in partnership with Q2; unified call, chat and self-service IVR solution in partnership with Cisco • Customize online banking and call center platforms to leverage data to drive personalized and omni-channel experiences
Key Outcomes Community Banking @ Scale	• Heritage Bank positioned to be a technology leader among Community Banks • Next generation front & back office integration delivering efficiency, consistency and scalability • Bankers equipped with better sales and service tools to meet growth & profitability objectives • Vastly improved customer experience for on-boarding & managing complex banking relationships

6

Heritage Financial CORPORATION

TECHNOLOGY STRATEGY

HeritageONE – Technology Innovation

Proprietary technology ecosystem for converging product and service solutions to enable *Community Banking @ Scale*


Call Center
IVR
Banking Core
Online Banking
Marketing Campaigns
Ent. Content Mgmt
HeritageONE
Data360
Notify
AM360
Data Store
Service Engine
Heritage360
DO360
TM360
Doc Portal
Sales Pipeline
CL360
Doc Gen
Work Flows
Digital Account Opening

HeritageONE – Technology Ecosystem 2020

Proprietary middleware and application ecosystem. Foundation for all internal software development, integration & open-banking capabilities.

Heritage360 – Customer Service Engine 2021

Hub for relationship management & service delivery.

CL360 – Commercial Loan Origination 2021

Commercial Loan Origination System for managing & automating complex Commercial loan transactions.

AM360 – Asset Management 2023

Automating & managing loan portfolio processes.

Data360 – Data Glossary 2022

Repository used to document applications in business and technical terms.

TM360 – Treasury Management 2022

Engine for automating & orchestrating TM related onboarding & service tasks.

DO360 – Deposit Operations 2024

Automating standard processes within Deposit Operations.

DocGen – Document Generation 2022

Template driven solution for static and dynamic documents and electronic communications.

Notify – Alerts & Reminders 2022

Event- & schedule-driven alerts & reminders.

7

8 ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") PRACTICES We are committed to environmental and sustainability efforts, our human capital, our customers and strengthening the communities and markets in which we operate. Environment and Sustainability Ÿ Have a Green Team Committee focused on sustainability Ÿ Participating in an energy-saving pilot program with our Hillsboro branch in partnership with Energy Trust of Oregon and Strategic-Energy Management Ÿ Continually reducing our carbon footprint through branch consolidations and focus on recycling Ÿ Achieved a Gold Sustainability at Work certification for the Portland office Social Responsibility and Human Capital Ÿ Established a DEI ("Diversity, Equity, and Inclusion") Plan, a DEI Statement, a DEI Council and a DEI Officer who has been certified by the National Diversity Council and serves on the Washington Bankers Association DEI Committee. Ÿ Focusing on the safety, health and wellness of our employees as the COVID-19 pandemic continues to ebb and flow by continually monitoring infections and adapting operations to guidance from the Centers for Disease Control and state/ local health authorities Ÿ Donated $0.87 million and $1.26 million in YTD 2022 and FY 2021, respectively, through our Heritage Helps community investment and giving program, focused on driving positive impact in the areas of: education and youth development; health and human services; business and economic development; environmental stewardship; and social equity. Ÿ Financed more than $152 million of affordable housing projects in 2021 and $23 million YTD 2022 with a further $170 million anticipated through year end Ÿ Provided a $10 million loan to broaden the capacity of the Washington State Small Business Flex Fund Ÿ Awarded the American Bankers Association Community Commitment Award for Affordable Housing Ÿ In 2021, formed the Heritage Bank Community Development Entity with $50 million in capitalization Governance Ÿ Supervised by an engaged Board who actively monitor the policies and business strategies of the Company and are committed to the interests of the Company, its shareholders, employees and communities Ÿ Appointed two directors with technology industry experience during Q4 2021 Ÿ Utilized the Sustainability Accounting Standards Board Commercial Bank framework and industry guidance published by respected national and international organizations to identify risks and develop our ESG platform Ÿ Maintain effective governance practices including Corporate Governance Guidelines, Committee Charters, Stock Ownership Guidelines, a Code of Ethics Policy and a Whistleblower Policy PK 7/13/22 NOTE FOR Q3 FROM BRYAN: On the Community Development loan fund…we have not closed any new loans yet, but two moving to closing. Paul Dini would be a good source for information on closed loans if you need on (or Jen) We have two other items pending that could be added next quarter (if they happen). (A) we expect to close our first solar investment in Q3 through a partnership with Twain; (b) we anticipate receiving an official “yes” soon on the SSBCI RFP we submitted to the State of Washington. This will create a new loan program for underserved with up to $65MM of forgivable loans (over $700 million in total projects). Will provide further information if/when we get an official decision and award amount.

9 6.5% 15.2% 4.8% 12.6% $87,753 3.2% 12.1% $72,465 Seattle MSA Portland MSA USA 2022-2027 Proj, population growth 2022-2027 Proj. median household income growth Median household income $105,233 $87,753 $72,465 STRONG AND DIVERSE ECONOMIC LANDSCAPE Market Highlights Major Employers in the Pacific Northwest Market Demographics Seattle MSA Portland MSA 2.8% 14.2% Unemployment rate in May 2022 (compared to 3.9% for Washington state and 3.6% for USA) 2022-2027 proj. growth in household income for Washington state 3.1% 13.6% Unemployment rate in May 2022 (compared to 3.6% for Oregon state and 3.6% for USA) 2022-2027 proj. growth in household income for Oregon state – Economic data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence. Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment. MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000

10 MAJOR MSA FUNDS UNDER MANAGEMENT Seattle MSA Funds Under Management = Loans + Deposits $2,770 $2,941 $3,845 $4,020 $4,960 $5,286 $5,322 $5,184 $1,476 $1,526 $1,995 $2,111 $2,650 $3,231 $3,274 $3,174 $1,294 $1,415 $1,850 $1,909 $1,936 $1,981 $2,009 $2,005 Deposits Total loans, excluding SBA PPP loans SBA PPP loans 2016 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 – Prior period information includes branches that were closed or consolidated prior to June 30, 2022. – Loan information is provided gross of deferred fees and/or costs and acquired discount and/or premium. – Dollars in millions. Portland MSA Funds Under Management = Loans + Deposits $43 $112 $856 $907 $1,269 $1,197 $1,178 $1,187 $477 $498 $676 $723 $734 $719 $379 $409 $432 $443 $433 $465 Deposits Total loans, excluding SBA PPP loans SBA PPP loans 2016 2017 2018 2019 2020 2021 Q1 2022 Q2 2022

11 POTENTIAL GROWTH OPPORTUNITIES – Map obtained from S&P Global Market Intelligence. – Certain locations of bank headquarters overlap on the map. – Financial information as of the most recent quarter publicly available. • Long-term goal to build a PNW regional commercial community bank; potential opportunities for M&A and production team lift-outs in OR and ID in addition to WA. • HFWA positioned to be the acquiror of choice in the Pacific Northwest. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 12 banks between $200 million and $500 million in assets – 18 banks between $500 million and $1.0 billion in assets – 15 banks between $1.0 billion and $3.5 billion in assets • Financial parameters include 15% IRR and earnback of < 3 years. Bank headquarters

12 Completed 2 FDIC deals Pierce Commercial Bank $211MM in assets Cowlitz Bank $345MM in assets Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets $1,015 $812 $1,369 $1,346 $1,340 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $7,484 $7,316 $556 $319 $1,747 $1,079 $12.21 $12.99 $13.10 $13.16 $13.31 $15.02 $15.68 $16.08 $20.63 $22.10 $22.85 $24.34 $23.40 $22.94 $11.00 $12.03 $12.16 $12.23 $11.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $16.27 $15.83$13.74 $14.78 $15.08 $16.92 $17.25 $17.59 Organic Acquired Assets Book value per share (GAAP) Tangible book value per share (non-GAAP) Tangible book value per share, excluding AOCI (non-GAAP) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2022 Q2 2022 HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets Acquired Valley Community Bancshares $254MM in assets Northwest Commercial Bank $65MM in assets – Refer to Appendix for calculation of non-GAAP financial measures. – Dollars in millions, except per share amounts. – Accumulated other comprehensive income or loss ("AOCI") – Tangible book value per share, excluding AOCI approximates tangible book value per share for the periods prior to 2018. $16.88

Heritage Financial CORPORATION

DEPOSIT MARKET SHARE

Washington & Oregon - 2008

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$32,880,496	20.36%
2	U.S. Bancorp (MN)	18,200,191	11.27%
3	Washington Mutual Inc. (WA)	18,044,059	11.17%
4	Wells Fargo & Co. (CA)	13,983,430	8.66%
5	KeyCorp (OH)	11,282,327	6.99%
6	Sterling Financial Corp. (WA)	6,314,532	3.91%
7	Washington Federal Inc. (WA)	4,697,167	2.91%
8	Umpqua Holdings Corp. (OR)	3,683,451	2.28%
9	Banner Corp. (WA)	3,511,650	2.17%
10	Frontier Financial Corp. (WA)	3,303,562	2.05%
11	Columbia Banking System Inc. (WA)	2,401,217	1.49%
12	W.T.B. Financial Corp. (WA)	2,355,857	1.46%
13	West Coast Bancorp (OR)	2,082,385	1.29%
14	HomeStreet Inc. (WA)	1,268,125	0.79%
15	Cascade Bancorp (OR)	1,142,435	0.71%
16	AmericanWest Bancorp. (WA)	1,100,332	0.68%
17	Horizon Financial Corp. (WA)	1,097,107	0.68%
18	Yakima Federal S&L Assoc. (WA)	1,094,393	0.68%
19	BNP Paribas SA	1,001,691	0.62%
20	Cascade Financial Corp. (WA)	993,356	0.62%
21	City Bank (WA)	955,179	0.59%
22	Columbia Bancorp (OR)	939,992	0.58%
23	Venture Financial Group Inc. (WA)	916,882	0.57%
24	First Financial Northwest Inc. (WA)	867,502	0.54%
25	Peoples Bancorp (WA)	845,949	0.52%
26	Cashmere Valley Financial Corp. (WA)	841,611	0.52%
27	Heritage Financial Corp. (WA)	802,020	0.50%
28	Liberty Financial Group Inc. (OR)	778,222	0.48%
29	Washington Banking Co. (WA)	733,643	0.45%
30	First Indep. Investment Group Inc. (WA)	684,404	0.42%
31	Pacific Continental Corp. (OR)	676,993	0.42%
32	PremierWest Bancorp (OR)	664,006	0.41%
33	Riverview Bancorp Inc. (WA)	630,220	0.39%
34	Olympic Bancorp Inc. (WA)	626,828	0.39%
35	Zions Bancorp. NA (UT)	571,565	0.35%
36	Whitman Bancorp. Inc. (WA)	527,546	0.33%
37	Washington First Financial Group Inc. (WA)	514,572	0.32%
38	First Fed. S&L Assoc. of Port Angeles (WA)	495,891	0.31%
39	Skagit Bancorp Inc. (WA)	486,490	0.30%
40	Timberland Bancorp Inc. (WA)	480,261	0.30%
	Total For Institutions In Market	$161,492,273	

Out of 148 Institutions

Washington & Oregon - 2013

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$34,290,015	19.44%
2	U.S. Bancorp (MN)	24,912,264	14.12%
3	Wells Fargo & Co. (CA)	22,985,222	13.03%
4	JPMorgan Chase & Co. (NY)	15,638,062	8.87%
5	KeyCorp (OH)	11,805,664	6.69%
6	Washington Federal Inc. (WA)	6,216,841	3.52%
7	Columbia Banking System Inc. (WA)	5,840,021	3.31%
8	Umpqua Holdings Corp. (OR)	5,499,385	3.12%
9	Sterling Financial Corp. (WA)	5,203,136	2.95%
10	Mitsubishi UFJ Financial Group Inc.	3,474,540	1.97%
11	Banner Corp. (WA)	3,255,301	1.85%
12	W.T.B. Financial Corp. (WA)	3,180,411	1.80%
13	HomeStreet Inc. (WA)	1,612,978	0.91%
14	SKBHC Holdings LLC (WA)	1,550,759	0.88%
15	Washington Banking Co. (WA)	1,410,804	0.80%
16	Yakima Federal S&L Assoc. (WA)	1,402,048	0.79%
17	BNP Paribas SA	1,314,955	0.75%
18	Heritage Financial Corp. (WA)	1,227,045	0.70%
19	Peoples Bancorp (WA)	1,119,301	0.63%
20	Cashmere Valley Bank (WA)	1,094,353	0.62%
21	Pacific Continental Corp. (OR)	1,074,590	0.61%
22	Opus Bank (CA)	968,148	0.55%
23	East West Bancorp Inc. (CA)	924,708	0.52%
24	Olympic Bancorp Inc. (WA)	807,112	0.46%
25	HSBC Holdings PLC	801,732	0.45%
26	Cascade Bancorp (OR)	799,971	0.45%
27	Zions Bancorp. NA (UT)	774,168	0.44%
28	Skagit Bancorp Inc. (WA)	666,659	0.38%
29	Riverview Bancorp Inc. (WA)	660,249	0.37%
30	First Financial Northwest Inc. (WA)	642,130	0.36%
31	First Fed. S&L Assoc. of Port Angeles (WA)	598,820	0.34%
32	Timberland Bancorp Inc. (WA)	596,187	0.34%
33	Pacific Financial Corp. (WA)	591,430	0.34%
34	Baker Boyer Bancorp (WA)	467,717	0.27%
35	Olympia Federal S&L Association (WA)	464,913	0.26%
36	Home Federal Bancorp Inc. (ID)	451,386	0.26%
37	First Citizens BancShares Inc. (NC)	415,562	0.24%
38	Citizens Bancorp (OR)	404,324	0.23%
39	Coastal Financial Corp. (WA)	349,343	0.20%
40	Evergreen Federal Bank (OR)	335,918	0.19%
	Total For Institutions In Market	$176,371,225	

Out of 120 Institutions

Washington & Oregon - 2021

Rank	Institution (State)	Deposits in Market	Market Share
1	Bank of America Corporation (NC)	$61,116,155	18.10%
2	U.S. Bancorp (MN)	45,768,910	13.55%
3	JPMorgan Chase & Co. (NY)	42,247,914	12.51%
4	Wells Fargo & Company (CA)	41,397,689	12.26%
5	KeyCorp (OH)	23,612,824	6.99%
6	Umpqua Holdings Corporation (OR)	17,093,442	5.06%
7	Columbia Banking System, Inc. (WA)	14,544,320	4.31%
8	Banner Corporation (WA)	10,483,137	3.10%
9	Washington Federal, Inc. (WA)	9,702,254	2.87%
10	W.T.B. Financial Corporation (WA)	7,858,982	2.33%
11	Heritage Financial Corporation (WA)	6,083,484	1.80%
12	HomeStreet, Inc. (WA)	4,262,425	1.26%
13	First Interstate BancSystem, Inc. (MT)	3,422,135	1.01%
14	BNP Paribas SA	3,167,645	0.94%
15	Mitsubishi UFJ Financial Group, Inc.	2,825,816	0.84%
16	Peoples Bancorp (WA)	2,387,119	0.71%
17	FS Bancorp, Inc. (WA)	1,892,926	0.56%
18	Cashmere Valley Bank (WA)	1,872,322	0.55%
19	Coastal Financial Corporation (WA)	1,806,367	0.53%
20	HSBC Holdings plc	1,691,344	0.50%
21	First Republic Bank (CA)	1,628,909	0.48%
22	East West Bancorp, Inc. (CA)	1,563,575	0.46%
23	Zions Bancorporation, N.A. (UT)	1,527,609	0.45%
24	Timberland Bancorp, Inc. (WA)	1,522,879	0.45%
25	Yakima Federal S&L Association (WA)	1,495,450	0.44%
26	First Northwest Bancorp (WA)	1,472,533	0.44%
27	Olympic Bancorp, Inc. (WA)	1,437,456	0.43%
28	Riverview Bancorp, Inc. (WA)	1,423,933	0.42%
29	First Financial Northwest, Inc. (WA)	1,153,830	0.34%
30	Pacific Financial Corporation (WA)	1,144,452	0.34%
31	Pacific Premier Bancorp, Inc. (CA)	934,222	0.28%
32	Glacier Bancorp, Inc. (MT)	898,509	0.27%
33	Citizens Bancorp (OR)	893,931	0.26%
34	Sound Financial Bancorp, Inc. (WA)	814,055	0.24%
35	Summit Bank Group, Inc. (OR)	728,073	0.22%
36	First Citizens BancShares, Inc. (NC)	720,949	0.21%
37	People's Bank of Commerce (OR)	712,979	0.21%
38	Baker Boyer Bancorp (WA)	688,811	0.20%
39	Olympia Federal S&L Association (WA)	673,112	0.20%
40	BEO Bancorp (OR)	661,989	0.20%
	Total For Institutions In Market	$337,661,736	

Out of 83 Institutions

- Data obtained from S&P Global Market Intelligence as of June 30 for the year indicated.

13

FINANCIAL UPDATE

15 FINANCIAL UPDATE - Q2 2022 • Net income was $18.6 million, or $0.52 per diluted share, for the second quarter of 2022 compared to $19.8 million, or $0.56 per diluted share, for the first quarter of 2022 and $32.7 million, or $0.90 per diluted share, for the second quarter of 2021. • Loans receivable grew $52.9 million, or 1.4% (5.6% annualized), in the second quarter of 2022; excluding SBA PPP loan repayments of $53.6 million, loans receivable grew $106.5 million, or 2.8% (11.2% annualized). • Expanded our existing presence in the Portland-Vancouver MSA and gained an important entry into the Eugene, Oregon market through the hiring of four experienced banking teams, including commercial relationship managers, deposit relationship managers, support staff and leadership. • Net interest margin increased to 3.04% for the second quarter of 2022 from 2.84% for the first quarter of 2022. • The ratio of nonperforming assets to total assets decreased to 0.14% at June 30, 2022 compared to 0.22% at March 31, 2022 and 0.32% at December 31, 2021. • Noninterest expense to average total assets, annualized, was 1.94% for the second quarter of 2022 compared to 1.95% for the first quarter of 2022 and 2.06% for the second quarter of 2021. • Declared a regular cash dividend of $0.21 per common share on July 20, 2022.

16 $3,669 $4,336 $4,181 $3,793 $4,403 $4,006 $3,836 $3,773 $3,812 5.17% 4.44% 4.54% 4.36% 4.34% 4.18% 4.62% 4.64% 4.42% 4.41% 4.30% 4.51% 4.26% 4.13% 4.20% 4.15% Average loans Loan yield Loan yield, excl. SBA PPP (non-GAAP) 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Average Loan Balances and Loan Yields Commercial & industrial 18.0% SBA PPP 0.3% Owner- occupied CRE 24.6% Non-owner occupied CRE 39.1% Residential real estate 6.9%Construction & land development 5.6% Consumer 5.5% LOAN PORTFOLIO Current Quarter Loan Portfolio Composition Loan Portfolio Repricing Schedule (excluding SBA PPP loans) 35.7% 33.9% 30.6% 28.6% 26.0% 22.0% 20.3% 21.3% 22.4% 23.9% 42.3% 45.8% 48.1% 49.0% 50.1% Fixed rate Floating (<3 month repricing) Adjustable (>3 month repricing) 2019 2020 2021 Q1 2022 Q2 2022 – Loan yield calculation incorporates the average balance of loans receivable, net and loans held for sale. – Refer to Appendix for calculation of non-GAAP financial measure. – Dollars in millions. 4.62%

17 LOAN PORTFOLIO COMPOSITION $3,768 $4,469 $3,816 $3,821 $3,874 $852 $733 $622 $652 $699 $805 $857 $931 $936 $951 $1,289 $1,410 $1,493 $1,505 $1,516 $132 $123 $165 $223 $265 $275 $306 $227 $222 $219$415 $325 $232 $218 $213 $715 $146 Commercial & industrial Owner-occupied CRE Non-owner occupied CRE Residential real estate Construction & land development Consumer SBA PPP 2019 2020 2021 Q1 2022 Q2 2022 – Dollars in millions.

18 New Commitments Originated $23 $30 $23 $22 $43 $22 $27 $45 $75 $62 $152 $271 $329 $224 $284 $27 Consumer Residential Commercial, excl. SBA PPP SBA PPP Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 LOAN PRODUCTION – Dollars in millions. – Q1 2022 and Q2 2022 residential commitments originated include $42 million and $27 million of purchased loans, respectively.

19 LINE OF CREDIT ("LOC") UTILIZATION 35.06% 25.62% 25.17% 28.53% 30.90% 36.28% 32.91% 31.33% 31.34% 31.30% 45.73% 63.96% 46.66% 47.48% 45.62% Utilization Rate - Construction LOCs Utilization Rate - Consumer LOCs Utilization Rate - Commercial and Industrial Loan LOCs 2019 2020 2021 Q1 2022 Q2 2022

20 CHANGES IN LOANS RECEIVABLE $3,821,178 $(53,628) $242,427 $(138,808) $(7,000) $9,895 $3,874,064 Loans receivable at March 31, 2022 PPP prepayments and payoffs Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at June 30, 2022 $3,815,662 $(83,685) $226,003 $(144,789) $(19,814) $27,801 $3,821,178 Loans receivable at December 31, 2021 PPP prepayments and payoffs Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at March 31, 2022 Change in loans - Q2 2022 Change in loans - Q1 2022

Heritage Financial CORPORATION

COMMERCIAL LOAN EXPOSURE

Commercial Business Loans by Industry Exposure



Health care and social assistance 10.5%
Accommodation and food services 5.7%
Retail trade 5.0%
Construction 5.0%
Other Services (except Public administration) 3.3%
Manufacturing 3.0%
All other industries 16.9%
Real estate and rental and leasing 50.6%

Industry	Amount	WARR at 12/31/2021	WARR at 3/31/2022	WARR at 6/30/2022
Real estate, rental and leasing	$1,601,076	4.42	4.41	4.39
Health care and social assistance	331,555	4.52	4.53	4.49
Accommodation and food services	179,457	6.26	6.08	5.99
Retail trade	157,955	4.58	4.47	4.46
Construction	157,101	4.62	4.63	4.60
Other services (except Public administration)	104,144	4.65	4.58	4.56
Manufacturing	96,379	5.05	5.03	5.02
All other industries	537,656	4.50	4.48	4.41
Total	**$3,165,323**	**4.60**	**4.58**	**4.53**

- Categorized by NAICS code.
- Excludes SBA PPP loans.
- WARR = Weighted average risk rating.

CRE Loans only by Collateral Type



Recreational / school 2.9%
Other 10.7%
Office 22.4%
Mini-storage 6.1%
Warehouse 5.5%
Single purpose 4.8%
Motel / hotel 5.9%
Mixed use property 6.8%
Multi-family 8.9%
Retail store / shopping center 11.0%
Industrial 15.0%

Collateral Type	Amount	WARR at 12/31/2021	WARR at 3/31/2022	WARR at 6/30/2022
Office	$553,351	4.34	4.34	4.30
Industrial	369,307	4.39	4.40	4.42
Retail store / shopping center	272,526	4.62	4.59	4.58
Multi-family	220,061	4.32	4.29	4.26
Mixed use property	167,064	4.66	4.62	4.59
Motel / hotel	144,319	6.09	5.94	5.83
Single purpose	117,406	4.28	4.26	4.59
Warehouse	135,455	4.57	4.57	4.52
Mini-storage	149,297	4.78	4.59	4.22
Recreational / school	71,321	5.06	4.98	4.85
Other	266,388	4.66	4.68	4.67
Total	**$2,466,495**	**4.59**	**4.57**	**4.53**

21

22 HIGHER RISK INDUSTRIES WITH ENHANCED MONITORING – Categorized by NAICS code and excluding SBA PPP loans. Hotels and other accomodation Restaurants and other food service Recreation and fitness related activities Amortized cost $126,749 $52,503 $25,591 % of Loans receivable, excluding SBA PPP 3.3% 1.4% 0.7% Unfunded commitment $10,046 $7,071 $2,451 % Secured by real estate 92.9% 67.9% 63.2% Weighted average risk rating 6.26 5.34 4.94 Average non-zero balance loan size $3,841 $362 $985 Amortized cost classified as nonaccrual $— $5,423 $— Amortized cost classified as performing TDR $26,482 $1,320 $868 Amortized cost of criticized loans $57,510 $9,325 $4,015 Past due 30+ days on accrual status $— $— $7

23 $45,366 $58,092 $23,754 $16,527 $10,475 Nonaccrual loans OREO Nonperforming assets to total assets 2019 2020 2021 Q1 2022 Q2 2022 0.82% 0.88% 0.32% 0.22% 0.14% NONPERFORMING ASSETS $841 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.04% 0.05% (0.05)% —% Net charge-offs (recoveries) on loans to average loans, annualized 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022

24 CRITICIZED LOANS $142,796 $290,551 $183,470 $174,569 $166,481 $44,525 $58,092 $23,754 $16,527 $10,475 $49,412 $100,423 $88,696 $94,773 $83,944 $48,859 $132,036 $71,020 $63,269 $72,062 Substandard - nonaccrual Substandard - accrual Special mention 2019 2020 2021 Q1 2022 Q2 2022 Criticized Loans by Collateral Type Commercial & industrial 22.1% Owner- occupied CRE 23.1% Non-owner occupied CRE 48.4% Residential real estate 0.1% Construction & land development 4.8% Consumer 1.5% Criticized Loans by Loan Segment Motel / hotel 35.5% Office 8.0% Retail store / shopping center 6.8%Mixed use property 5.2% Elder care 5.1% Farms 5.0% Assisted Living 3.5% Restaurant 3.0% Industrial 2.8% Warehouse 2.5% Other CRE 5.8% Non-CRE 16.9%

25– Refer to Appendix for calculation of non-GAAP financial measure. $36,171 $70,185 $42,361 $40,333 $39,696 ACL on loans ($) ACL on loans / Loans (%) ACL on loans / Loans excl. SBA PPP (non-GAAP) (%) 2019 2020 2021 Q1 2022 Q2 2022 0.96% 1.57% 1.11% 1.06% 1.02% 1.87% 1.15% 1.07% 1.03% ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS

26 $4,461 $5,298 $6,090 $6,398 $6,071 $6,170 $6,374 $6,409 $6,391 0.37% 0.23% 0.10% 0.09% 0.10% 0.09% 0.09% 0.09% 0.09% Average deposits Cost of total deposits 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Deposit Composition DEPOSITS Deposit Balances and Cost of Total Deposits 31.8% 35.5% 36.7% 36.9% 36.7% 29.3% 30.6% 30.4% 31.1% 31.3% 16.4% 17.2% 17.5% 16.9% 16.8% 11.1% 9.6% 10.0% 10.0% 10.3% 11.4% 7.1% 5.4% 5.1% 4.9% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2019 2020 2021 Q1 2022 Q2 2022 – Dollars in millions.

27 $952 $802 $1,278 $1,803 $1,050 $1,073 $1,278 $1,462 $1,803 $243 $153 $757 $717 $223 $100 $268 $290 $427 2.75% 2.40% 2.13% 2.06% 2.09% 2.13% 2.12% 1.96% 2.15% Portfolio yield New purchases 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Investment Balances and Investment Yield INVESTMENT PORTFOLIO Investment Portfolio Composition (at fair value) US government and agencies 11.1% Municipal securities 11.4% Residential CMO and MBS 31.6% Commercial CMO and MBS 44.2% Corporate obligations 0.3% Other asset- backed securities 1.4% 3.15 2.69 4.85 5.28 4.22 4.35 4.85 5.52 5.28 3.59 5.64 6.76 4.18 6.68 7.94 5.20 4.51 3.96 Duration - total portfolio Duration - new purchases only 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Portfolio Duration • Strong credit quality with 92% of portfolio invested in U.S. government and agency securities or AAA rated • 99% of portfolio is rated AA or better – Dollars in millions.

28 3.47% (0.48)% (0.31)% 0.16% 0.08% 0.02% 2.94% YTD Q2 2021 PPP loans Loan yield Investments Interest earning deposits Total interest bearing liabilities YTD Q2 2022 4.22% 3.63% 3.23% 2.94% 3.44% 3.15% 2.85% 2.84% 3.04% 4.12% 3.57% 3.18% 2.91% 3.41% 3.11% 2.83% 2.81% 3.02% NIM, excluding accretion on purchased loans (non-GAAP) Accretion 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 NET INTEREST MARGIN – Refer to Appendix for calculation of non-GAAP financial measures. 2.84% (0.07)% 0.07% 0.10% 0.10% 3.04% QTD Q1 2022 PPP loans Loan yield Investments Interest earning deposits Total interest bearing liabilities QTD Q2 2022 Change in Net Interest Margin QTD Q2 2022 vs. QTD Q1 2022 Change in Net Interest Margin YTD Q2 2022 vs. YTD Q2 2021 Net Interest Margin (GAAP) 0.00%

29 Asset Repricing Composition at June 30, 2022 Floating rate (<3 month repricing) Adjustable rate (>3 month repricing) Fixed rate Total Interest earning deposits $ 900,380 $ — $ — $ 900,380 Total investment securities, at fair value 122,517 9,906 1,614,477 1,746,900 Loans receivable (excluding SBA PPP) 922,658 1,002,958 1,937,114 3,862,730 Total interest earning assets $ 1,945,555 $ 1,012,864 $ 3,551,591 $ 6,510,010 % of total interest earning assets 29.9% 15.6% 54.6 % Total noninterest earning assets 806,457 Total assets $ 7,316,467 % of total assets 26.6% 13.8% 48.5 % INTEREST EARNING ASSETS Average Interest Earning Assets Composition 77.6% 67.6% 56.9% 55.9% 57.3% 55.8% 54.4% 54.7% 57.2% 10.7% 8.6% 1.1% 12.3% 6.1% 3.1% 1.6% 0.5% 20.3% 16.0% 15.8% 22.6% 15.2% 16.2% 17.5% 21.2% 24.0% 5.7% 18.7% 20.4% 15.2% 21.9% 25.0% 22.5% 18.3% Interest earning deposits Investment securities SBA PPP loans Loans receivable, net, excl. SBA PPP 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 2.1%

30 $67.6 $46.6 $98.0 $38.3 $85.4 $89.3 $91.1 $41.1 Net income (GAAP) PTPP income (non-GAAP) 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $32.7 $20.6 $19.4 $19.8 $18.6 $26.2 $22.4 $19.3 $19.8 $21.4 PROFITABILITY TRENDS ROAE (GAAP) and ROATCE (non-GAAP) Noninterest Expense/Avg. Assets ROAA (GAAP) and PTPP ROAA (non-GAAP) 1.25% 0.74% 1.38% 1.04% 1.85% 1.13% 1.04% 1.08% 1.01% 1.58% 1.42% 1.28% 1.12% 1.48% 1.23% 1.03% 1.08% 1.16% ROAA (GAAP) PTPP ROAA (non-GAAP) 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Net Income (GAAP) and PTPP Income (non- GAAP), in millions 13.35% 8.98% 17.05% 13.76% 22.94% 13.93% 13.27% 13.83% 13.68% 8.56% 5.78% 11.64% 9.33% 15.69% 9.55% 9.06% 9.47% 9.19% ROAE (GAAP) ROATCE (non-GAAP) 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 2.71% 2.37% 2.09% 1.94% 2.06% 2.04% 2.06% 1.95% 1.94% 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 – Refer to Appendix for calculation of non-GAAP financial measures. – ROAA - Return on average assets – PTPP - Pre-tax, pre-provision – ROAE - Return on average equity – ROATCE - Return on average tangible common equity

CAPITAL AND SOURCES OF LIQUIDITY

Heritage Financial CORPORATION

Equity Ratios


14.6%
12.4%
11.5%
11.0%
11.0%
10.4%
8.9%
8.4%
8.3%
8.7%
10.2%
8.5%
8.3%
7.9%
7.9%
2019
2020
2021
Q1 2022
Q2 2022
Stockholders' equity to total assets (GAAP)
Tangible common equity ("TCE") to total tangible assets (non-GAAP)
TCE to total tangible assets, excluding AOCI (non-GAAP)

Tier 1 Leverage Ratio


10.6%
5.6%
5.0%
9.0%
4.0%
5.0%
8.7%
3.7%
5.0%
8.8%
3.8%
5.0%
8.9%
3.9%
5.0%
2019
2020
2021
Q1 2022
Q2 2022
Well-capitalized
Excess capital

Total Risk Based Capital


12.8%
2.8%
10.0%
14.0%
4.0%
10.0%
14.8%
4.8%
10.0%
14.7%
4.7%
10.0%
14.4%
4.4%
10.0%
2019
2020
2021
Q1 2022
Q2 2022
Well-capitalized
Excess capital

Primary and Secondary Sources of Liquidity

Source	June 30, 2022
Cash and cash equivalents	994,055
Unencumbered investment securities	1,144,768
FHLB and FRB borrowing availability	1,185,786
Fed fund lines	215,000
Brokered CD capacity	949,529
Total	**$4,489,138**

- Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports.
- Refer to Appendix for calculation of non-GAAP financial measures.
- Well-capitalized represents FDIC well-capitalized ratio threshold for banks. The minimum capital ratio requirement for Tier 1 leverage and Total risk based capital is 4.0% and 8.0%, respectively.
- Brokered CD capacity limited to 15% of total deposits in accordance with Bank's Asset and Liability Management policy.

31

SHAREHOLDER RETURN

TOTAL SHAREHOLDER RETURN

Stock Summary

Ticker	HFWA
Exchange	NASDAQ
Stock price	$25.94
Market capitalization (in millions)	$910.6
Dividend yield (regular dividend only)	3.24%

Average Daily Volume (3 month)	
Average daily volume (shares)	168,014
Average daily volume ($000s)	$4,358

52-Week High and Low Price	
52-week high (January 19, 2022)	27.45
52-week low (November 30, 2021)	20.95

Per Share	
Tangible book value per share	$15.83
EPS - 2022E	$2.02
EPS - 2023E	$2.28
Number of research analysts	6

Valuation Ratios	
Price / Tangible book value	163.8%
Price / 2022E EPS	12.8x
Price / 2023E EPS	11.4x

Diluted Earnings Per Share



$0.79
$0.24
$0.23
$0.16
$0.16
$1.25
$0.32
$0.32
$0.29
$0.32
$1.30
$0.33
$0.37
$0.30
$0.30
$1.39
$0.33
$0.35
$0.40
$0.31
$1.49
$0.45
$0.42
$0.35
$0.27
$1.83
$0.47
$0.48
$0.43
$0.45
$1.29
$0.66
$0.46
$0.34
-$0.17
$2.73
$0.55
$0.58
$0.90
$0.70
$1.08
$0.52
$0.56
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1
Q2
Q3
Q4

Dividends Per Share Declared



$0.50
$0.16
$0.09
$0.09
$0.08
$0.08
$0.53
$0.10
$0.11
$0.11
$0.11
$0.10
$0.72
$0.25
$0.12
$0.12
$0.12
$0.11
$0.61
$0.10
$0.13
$0.13
$0.13
$0.12
$0.72
$0.10
$0.17
$0.15
$0.15
$0.15
$0.84
$0.10
$0.19
$0.19
$0.18
$0.18
$0.80
$0.20
$0.20
$0.20
$0.20
$0.81
$0.21
$0.20
$0.20
$0.20
$0.63
$0.21
$0.21
$0.21
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1
Q2
Q3
Q4
Special dividends

- Market information as of July 6, 2022.
- Dividend information as of July 21, 2022.

33

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

35 NON-GAAP FINANCIAL MEASURES 2019 2020 2021 2022 YTD Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 PTPP Income and PTPP ROAA: Net income (GAAP) $67,557 $46,570 $98,035 $38,341 $32,702 $20,592 $19,397 $19,757 $18,584 Exclude income tax expense 13,488 6,610 22,472 7,559 7,451 4,997 4,922 3,582 3,977 Exclude provision for (reversal of provision for) credit losses 4,311 36,106 (29,372) (4,781) (13,987) (3,149) (5,037) (3,577) (1,204) PTPP income (non-GAAP) $85,356 $89,286 $91,135 $41,119 $26,166 $22,440 $19,282 $19,762 $21,357 Average total assets $5,411,078 $6,293,622 $7,126,250 $7,410,066 $7,079,205 $7,214,960 $7,403,597 $7,434,787 $7,385,616 ROAA, annualized (GAAP) 1.25% 0.74% 1.38% 1.04% 1.85% 1.13% 1.04% 1.08% 1.01 % PTPP ROAA, annualized (non-GAAP) 1.58% 1.42% 1.28% 1.12% 1.48% 1.23% 1.03% 1.08% 1.16 % Loan Yield, excluding SBA PPP Loans, annualized: Interest and fees on loans (GAAP) $189,515 $192,417 $189,832 $81,915 $50,750 $46,863 $42,695 $41,025 $40,890 Exclude impact on loan yield from SBA PPP loan interest and fees — (19,472) (32,109) (4,863) (10,003) (8,041) (4,927) (3,081) (1,782) Adjusted interest and fees on loans (non- GAAP) $189,515 $172,945 $157,723 $77,052 $40,747 $38,822 $37,768 $37,944 $39,108 Average loans receivable, net (GAAP) $3,668,665 $4,335,564 $4,181,464 $3,792,792 $4,402,868 $4,005,585 $3,836,029 $3,773,325 $3,812,045 Exclude average SBA PPP loans — (589,635) (549,422) (71,633) (777,156) (392,570) (204,436) (109,594) (34,090) Adjusted average loans receivable, net (non-GAAP) $3,668,665 $3,745,929 $3,632,042 $3,721,159 $3,625,712 $3,613,015 $3,631,593 $3,663,731 $3,777,955 Loan yield, annualized (GAAP) 5.17% 4.44% 4.54% 4.36% 4.62% 4.64% 4.42% 4.41% 4.30 % Loan yield, excluding SBA PPP loans, annualized (non-GAAP) 5.17% 4.62% 4.34% 4.18% 4.50% 4.26% 4.13% 4.20% 4.15% – PTPP - Pre-tax, pre-provision – ROAA - Return on average assets Q2 2021 is unlinked due to unfortunate rounding linking; easier to unlink than fix and it will be gone next quarter anyway

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2019	2020	2021	2022 YTD	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
ROATCE:									
Net income (GAAP)	$67,557	$46,570	$98,035	$38,341	$32,702	$20,592	$19,397	$19,757	$18,584
Add amortization of intangible assets	4,001	3,525	3,111	1,408	797	758	759	704	704
Exclude tax effect of adjustment	(840)	(740)	(653)	(296)	(167)	(159)	(159)	(148)	(148)
Tangible net income (non-GAAP)	$70,718	$49,355	$100,493	$39,453	$33,332	$21,191	$19,997	$20,313	$19,140
Average stockholders' equity (GAAP)	$789,502	$805,580	$842,067	$828,427	$835,761	$855,708	$849,383	$846,085	$810,961
Exclude average intangible assets	(259,667)	(255,898)	(252,540)	(250,239)	(252,955)	(252,159)	(251,331)	(250,593)	(249,890)
Average tangible common stockholders' equity (non-GAAP)	$529,835	$549,682	$589,527	$578,188	$582,806	$603,549	$598,052	$595,492	$561,071
ROAE, annualized (GAAP)	8.56 %	5.78 %	11.64 %	9.33 %	15.69 %	9.55 %	9.06 %	9.47 %	9.19 %
ROATCE, annualized (non-GAAP)	13.35 %	8.98 %	17.05 %	13.76 %	22.94 %	13.93 %	13.27 %	13.83 %	13.68 %
Net Interest Margin, excluding Incremental Accretion on Purchased Loans, annualized:									
Net interest income (GAAP)	$199,682	$200,997	$205,789	$96,992	$54,265	$51,378	$47,908	$46,944	$50,048
Exclude incremental accretion on purchased loans	(4,876)	(3,446)	(2,638)	(854)	(495)	(681)	(387)	(584)	(270)
Adjusted net interest income (non-GAAP)	$194,806	$197,551	$203,151	$96,138	$53,770	$50,697	$47,521	$46,360	$49,778
Average total interest earning assets, net	$4,729,885	$5,535,236	$6,381,048	$6,653,543	$6,327,171	$6,474,527	$6,671,984	$6,694,578	$6,612,958
Net interest margin, annualized (GAAP)	4.22 %	3.63 %	3.23 %	2.94 %	3.44 %	3.15 %	2.85 %	2.84 %	3.04 %
Net interest margin, excluding incremental accretion on purchased loans, annualized (non-GAAP)	4.12 %	3.57 %	3.18 %	2.91 %	3.41 %	3.11 %	2.83 %	2.81 %	3.02 %

- ROAE - Return on average equity
- ROATCE - Return on average tangible common equity

36

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2019	2020	2021	Q1 2022	Q2 2022
Tangible Common Equity to Tangible Assets and Tangible Common Equity to Tangible Assets, excluding AOCI:					
Total stockholders' equity (GAAP)	$809,311	$820,439	$854,432	$821,449	$805,366
Exclude intangible assets	(257,552)	(254,027)	(250,916)	(250,212)	(249,508)
Tangible common equity (non-GAAP)	$551,759	$566,412	$603,516	$571,237	$555,858
Exclude AOCI	10,378	25,018	9,396	(34,228)	(61,783)
Tangible common equity, excluding AOCI (non-GAAP)	$541,381	$541,394	$594,120	$605,465	$617,641
Total assets (GAAP)	$5,552,970	$6,615,318	$7,432,412	$7,483,814	$7,316,467
Exclude intangible assets	(257,552)	(254,027)	(250,916)	(250,212)	(249,508)
Tangible assets (non-GAAP)	$5,295,418	$6,361,291	$7,181,496	$7,233,602	$7,066,959
Exclude unrealized gain or loss of investment securities available for sale, net of tax	10,378	25,018	9,396	(34,228)	(61,783)
Tangible assets, excluding AOCI (non-GAAP)	$5,285,040	$6,336,273	$7,172,100	$7,267,830	$7,128,742
Stockholders' equity to total assets (GAAP)	14.6 %	12.4 %	11.5 %	11.0 %	11.0 %
Tangible common equity to tangible assets (non-GAAP)	10.4	8.9	8.4	7.9	7.9
Tangible common equity to tangible assets, excluding AOCI (non-GAAP)	10.2 %	8.5 %	8.3 %	8.3 %	8.7 %
ACL on Loans to Loans Receivable, excluding SBA PPP Loans:					
Allowance for credit losses on loans	$36,171	$70,185	$42,361	$40,333	$39,696
Loans receivable (GAAP)	$3,767,879	$4,468,647	$3,815,662	$3,821,178	$3,874,064
Exclude SBA PPP loans	—	(715,121)	(145,840)	(64,962)	(11,334)
Loans receivable, excluding SBA PPP (non-GAAP)	$3,767,879	$3,753,526	$3,669,822	$3,756,216	$3,862,730
ACL on loans to loans receivable (GAAP)	0.96 %	1.57 %	1.11 %	1.06 %	1.02 %
ACL on loans to loans receivable, excl. SBA PPP loans (non-GAAP)	0.96 %	1.87 %	1.15 %	1.07 %	1.03 %

37

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2009	2010	2011	2012	2013	2014	2015	2016
Tangible Book Value Per Share:								
Total stockholders' equity (GAAP)	$158,498	$202,279	$202,520	$198,938	$215,762	$454,506	$469,970	$481,763
Exclude intangible assets	(13,358)	(14,965)	(14,525)	(14,098)	(30,980)	(129,918)	(127,818)	(126,403)
Exclude preferred stock	(23,487)	—	—	—	—	—	—	—
Tangible common equity (non-GAAP)	$121,653	$187,314	$187,995	$184,840	$184,782	$324,588	$342,152	$355,360
Exclude AOCI	(233)	377	1,736	1,744	(1,162)	3,378	2,559	(2,606)
Tangible common equity, excluding AOCI (non-GAAP)	$ 121,886	$ 186,937	$ 186,259	$ 183,096	$ 185,944	$ 321,210	$ 339,593	$ 357,966
Shares outstanding	11,057,972	15,568,471	15,456,297	15,117,980	16,210,747	30,259,838	29,975,439	29,954,931
Book value per share (GAAP)	$12.21	$12.99	$13.10	$13.16	$13.31	$15.02	$15.68	$16.08
Tangible book value per share (non-GAAP)	$11.00	$12.03	$12.16	$12.23	$11.40	$10.73	$11.41	$11.86
Tangible book value per share, excluding AOCI (non-GAAP)	$11.02	$12.01	$12.05	$12.11	$11.47	$10.62	$11.33	$11.95

	2017	2018	2019	2020	2021	2022	
Tangible Book Value Per Share (continued):						Q1	Q2
Total stockholders' equity (GAAP)	$505,305	$760,723	$809,311	$820,439	$854,432	$821,449	$805,366
Exclude intangible assets	(125,117)	(261,553)	(257,552)	(254,027)	(250,916)	(250,212)	(249,508)
Tangible common equity (non-GAAP)	$380,188	$499,170	$551,759	$566,412	$603,516	$571,237	$555,858
Exclude AOCI	(1,298)	(7,455)	10,378	25,018	9,396	(34,228)	(61,783)
Tangible common equity, excluding AOCI (non-GAAP)	381,486	506,625	541,381	541,394	594,120	605,465	617,641
Shares outstanding	29,927,746	36,874,055	36,618,729	35,912,243	35,105,779	35,102,372	35,103,929
Book value per share (GAAP)	$16.88	$20.63	$22.10	$22.85	$24.34	$23.40	$22.94
Tangible book value per share (non-GAAP)	$12.70	$13.54	$15.07	$15.77	$17.19	$16.27	$15.83
Tangible book value per share, excluding AOCI (non-GAAP)	$12.75	$13.74	$14.78	$15.08	$16.92	$17.25	$17.59

39 As of Period End or for the Three Months Ended June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Profitability: Net income (GAAP) $ 32,702 $ 20,592 $ 19,397 $ 19,757 $ 18,584 Pre-tax, pre-provision net income (non-GAAP) 26,166 22,440 19,282 19,762 21,357 Diluted earnings per share $ 0.90 $ 0.58 $ 0.55 $ 0.56 $ 0.52 Return on average assets (GAAP) 1.85% 1.13% 1.04% 1.08% 1.01 % Pre-tax, pre-provision return on average assets (non-GAAP) 1.48 1.23 1.03 1.08 1.16 Return on average common equity (GAAP) 15.69 9.55 9.06 9.47 9.19 Return on average tangible common equity (non-GAAP) 22.94 13.93 13.27 13.83 13.68 Net interest margin 3.44 3.15 2.85 2.84 3.04 Efficiency ratio 58.18 62.35 66.61 64.38 62.57 Noninterest expense to average total assets 2.06% 2.04% 2.06% 1.95% 1.94 % Balance Sheet: Total assets $ 7,105,672 $ 7,259,038 $ 7,432,412 $ 7,483,814 $ 7,316,467 Loans receivable, net 4,155,968 3,905,567 3,773,301 3,780,845 3,834,368 Total deposits $ 6,074,385 $ 6,229,017 $ 6,394,290 $ 6,491,500 $ 6,330,190 Loan to deposit ratio 69.3% 63.5% 59.7% 58.9% 61.2 % Capital: Book value per share (GAAP) $ 23.77 $ 24.13 $ 24.34 $ 23.40 $ 22.94 Tangible book value per share (non-GAAP) $ 16.76 $ 16.97 $ 17.19 $ 16.27 $ 15.83 Tangible book value per share, excluding AOCI (non-GAAP) $ 16.32 $ 16.55 $ 16.92 $ 17.25 $ 17.59 Tier 1 leverage capital to average quarterly assets 9.1% 8.8% 8.7% 8.8% 8.9 % Total capital to risk-weighted assets 15.1% 14.8% 14.8% 14.7% 14.4 % Credit Quality: Nonperforming assets to total assets 0.50% 0.36% 0.32% 0.22% 0.14 % ACL on loans to loans receivable (GAAP) 1.23 1.22 1.11 1.06 1.02 ACL on loans to loans receivable, excluding SBA PPP (non-GAAP) 1.41% 1.31% 1.15% 1.07% 1.03% – Refer to Appendix for calculation of non-GAAP financial measure. QUARTERLY FINANCIAL STATISTICS